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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY




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                        WELLS FARGO BANK NORTHWEST, N.A.



                                     Trustee



                                       and



                            A/P I DEPOSIT CORPORATION
                                     Seller


                 -----------------------------------------------

                                 TRUST AGREEMENT

                            Dated as of June 20, 2001


                 -----------------------------------------------


                                  $300,000,000



             Amtrak/Pennsylvania Station Lease Finance Trust - 2001,
           Lease-Backed Commercial Mortgage Pass-Through Certificates,
                                   Series 2001




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                                TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I DEFINITIONS........................................................1
      Section 1.01.     Definitions..........................................1
      Section 1.02.     Certificateholders' Request..........................9
      Section 1.03.     Form of Documents Delivered to Trustee...............9
      Section 1.04.     Acts of Holders.....................................10

ARTICLE II CONVEYANCE AND ACQUISITION OF TRUST PROPERTY;
      ISSUANCE OF CERTIFICATES..............................................11
      Section 2.01.     Conveyance of Trust Property........................11
      Section 2.02.     Issuance of Certificates: Acquisition of Mortgage
                        Loans...............................................12
      Section 2.03.     Acceptance by Trustee...............................12
      Section 2.04.     Mortgage File Certification.........................12
      Section 2.05.     Limitation of Powers................................12

ARTICLE III THE CERTIFICATES................................................13
      Section 3.01.     Form, Denomination and Execution of Certificates....13
      Section 3.02.     Authentication of Certificates......................16
      Section 3.03.     Registration of Transfer and Exchange of
                        Certificates........................................16
      Section 3.04.     Mutilated, Destroyed, Lost or Stolen Certificates...18
      Section 3.05.     Persons Deemed Owners...............................19
      Section 3.06.     Cancellation........................................19
      Section 3.07.     Limitation of Liability for Payments................19
      Section 3.08.     Delivery of Rule 144A Information...................19

ARTICLE IV DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS..................20
      Section 4.01.     The Account.........................................20
      Section 4.02.     Distributions from the Certificate Account..........20
      Section 4.03.     Special Payments and Adjustment to Aggregate
                        Subtenant Rental Payments...........................21
      Section 4.04.     Investment of Amounts Held by Trustee...............22
      Section 4.05.     Payment of the Certificates.........................22

ARTICLE V DEFAULT...........................................................22
      Section 5.01.     Events of Default...................................22
      Section 5.02.     Incidents of Sale of Mortgage Loan..................23
      Section 5.03.     Judicial Proceedings Instituted by Trustee..........23
      Section 5.04.     Control by Certificateholders.......................24
      Section 5.05.     Waiver of Past Defaults.............................25
      Section 5.06.     Right of Certificateholders to Receive Payments
                        Not to Be Impaired..................................25
      Section 5.07.     Certificateholders May Not Bring Suit Except under
                        Certain Conditions..................................25
      Section 5.08.     Remedies Cumulative.................................26


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ARTICLE VI THE TRUSTEE......................................................26
      Section 6.01.     Certain Duties and Responsibilities.................26
      Section 6.02.     Certain Rights of Trustee...........................27
      Section 6.03.     Not Responsible for Recitals, Certificates or
                        Mortgage Loan.......................................28
      Section 6.04.     May Hold Certificates...............................29
      Section 6.05.     Money Held in Trust.................................29
      Section 6.06.     Compensation, Reimbursement and Indemnification.....29
      Section 6.07.     Corporate Trustee Required; Eligibility.............30
      Section 6.08.     Resignation and Removal; Appointment of Successor...31
      Section 6.09.     Acceptance of Appointment by Successor..............32
      Section 6.10.     Merger, Conversion, Consolidation or Succession to
                        Business............................................32
      Section 6.11.     Money for Certificate Payments to Be Held in Trust..32
      Section 6.12.     Registration of Mortgage Loan in Trustee's Name.....32
      Section 6.13.     Representations and Warranties of Trustee...........33
      Section 6.14.     Withholding Taxes; Information Reporting............33
      Section 6.15.     Trustee's Liens.....................................34
      Section 6.16.     Co-Trustees.........................................34

ARTICLE VII ADMINISTRATIVE RESPONSIBILITIES OF THE TRUSTEE..................35
      Section 7.01.     Notices and Reports by the Trustee..................35
      Section 7.02.     Method of Notice....................................37
      Section 7.03.     Uniform Commercial Code Statements..................37
      Section 7.04.     Tax Returns.........................................38
      Section 7.05.     Copies of Mortgage Loan Documents...................38

ARTICLE VIII SUPPLEMENTAL TRUST AGREEMENTS..................................38
      Section 8.01.     Supplemental Trust Agreements Without Consent of
                        Certificateholders..................................38
      Section 8.02.     Supplemental Trust Agreements with Consent of
                        Certificateholders..................................38
      Section 8.03.     Documents Affecting Immunity or Indemnity...........39
      Section 8.04.     Execution of Supplemental Trust Agreements..........39
      Section 8.05.     Effect of Supplemental Trust Agreements.............39
      Section 8.06.     Reference in Certificates to Supplemental Trust
                        Agreements..........................................40

ARTICLE IX AMENDMENTS TO MORTGAGE LOAN DOCUMENTS............................40
      Section 9.01.     Amendments and Supplements to Mortgage Loan
                        Documents...........................................40

ARTICLE X TERMINATION OF TRUST; RELEASE OF MORTGAGE LOAN DOCUMENTS..........40
      Section 10.01.    Termination of the Trust............................40
      Section 10.02.    Release of Mortgage Loan Documents. Defeasance
                        Deposit.............................................40

ARTICLE XI REDEMPTION.......................................................41
      Section 11.01.    Optional and Mandatory Redemption...................41
      Section 11.02.    Pro Rata Redemption.................................41
      Section 11.03.    Notice of Redemption................................41

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      Section 11.04.    Effect of Notice of Complete Redemption of All
                        Outstanding Certificates, Etc.......................42

ARTICLE XII MISCELLANEOUS PROVISIONS........................................42
      Section 12.01.    Benefits of Trust Agreement.........................42
      Section 12.02.    Certificates Nonassessable and Fully Paid; No Legal
                        Title to Trust Property in Certificateholders.......42
      Section 12.03.    Notices.............................................42
      Section 12.04.    Governing Law.......................................44
      Section 12.05.    Severability of Provisions..........................44
      Section 12.06.    Effect of Headings and Table of Contents............44
      Section 12.07.    Successors and Assigns..............................44
      Section 12.08.    Counterparts........................................44
      Section 12.09.    Tax Treatment.......................................44
      Section 12.10.    Intention of Parties................................45


EXHIBIT A-1    -  Form of Restricted Global Certificate
EXHIBIT A-2    -  Form of Temporary Global Certificate
EXHIBIT A-3    -  Form of Regulation S Global Certificate
EXHIBIT B      -  Form of Mortgage Note Endorsement
EXHIBIT C      -  Mortgage Loan Schedule
EXHIBIT D      -  List of Mortgage Loan Documents
EXHIBIT E      -  Form of Mortgage File Certification
EXHIBIT F      -  Form of Transferee Certificate
EXHIBIT G      -  Schedule of Base Rent Payments to the Sublease
EXHIBIT H      -  Additional Documents and Instruments Held by the Trustee
EXHIBIT I-1    -  Semi-Annual Rent Receipt Notice
EXHIBIT 1-2    -  Notice of Non-Receipt of Rent


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      This TRUST AGREEMENT (this "TRUST AGREEMENT"), dated as of June 20, 2001, is made with respect to the formation of the Amtrak/Pennsylvania Station Lease Finance Trust - 2001 (the "TRUST"), between A/P I Deposit Corporation, a Delaware corporation (the "SELLER"), and Wells Fargo Bank Northwest, N.A., a national banking association, as trustee (the "TRUSTEE").

                                   WITNESSETH:

      WHEREAS, the Mortgage Loan (as such term and certain other capitalized terms used herein are defined below) is secured by the lease of the Borrower, and by the leasehold estate created by such lease (the "Prime Lease"), in a portion of the improvements commonly known as Pennsylvania Station located in the City and State of New York ("Penn Station");

      WHEREAS, the Borrower as tenant under the Prime Lease will enter into the Sublease with the Subtenant for use and occupancy of Penn Station;

      WHEREAS, pursuant to ARTICLE II hereof the Seller will deposit and sell the Mortgage Loan to the Trust and the Trust shall purchase the Mortgage Loan from the Seller in exchange for the issuance and sale and delivery of the Certificates to the Seller and the Trustee shall hold the Mortgage Loan in trust for the benefit of the Certificateholders;

      WHEREAS, the parties, upon the execution and delivery of this Trust Agreement, hereby declare the creation of this Trust for the benefit of the Certificateholders, and the Certificateholders by their respective acceptances of the Certificates join in the creation of the Trust with the parties and agree to be bound by the terms of the Trust Agreement; and

      WHEREAS, to facilitate the sale of the Mortgage Loan to the Trust and the purchase of the Mortgage Loan by the Trust, the Trustee is undertaking to perform certain administrative and ministerial duties hereunder in exchange for the payment of the Annual Trustee Fee under and pursuant to the terms hereof.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01. DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all references in this Trust Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Trust Agreement; and

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            (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

      "ACT" shall mean when used with respect to any Holder, the definition specified in SECTION 1.04(a).

      "ADDITIONAL RENT" shall have the meaning assigned thereto in the Sublease.

      "AFFILIATE" of any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "AMTRAK" shall mean National Railroad Passenger Corporation, a District of Columbia corporation, and its successors and assignors.

      "ANNUAL TRUSTEE FEE" shall mean the annual fee agreed upon by the Seller and the Trustee which the Trustee in its individual capacity shall receive with respect to the administration of the Certificates and the performance in the ordinary course of its duties under this Trust Agreement, which shall be equal to $5,000 per year or a pro rated amount thereof in respect of a partial year.

      "APPLICABLE PROCEDURES" shall mean all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants.

      "ASSIGNMENT OF LEASES AND RENTS" shall mean an absolute assignment of the Mortgagor's interest in the Sublease and any other leases of the Mortgaged Property and the rents, issues and profits of the Mortgaged Property pursuant to the Assignment of Leases and Rents effective June 20, 2001, as such Assignment of Leases and Rents shall be executed and delivered with respect to the Mortgaged Property.

      "ASSIGNMENT OF MORTGAGE" shall mean a duly executed assignment of Mortgage and assignment of Assignment of Leases and Rents, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction where the Mortgaged Property is located to reflect of record the Seller's sale of the Mortgage to the Trustee and shall be in substantially the form set forth as EXHIBIT I to the Certificate Purchase Agreement.

      "AVOIDABLE TAX" shall have the meaning specified in SECTION 6.08(d).

      "BASE RENT" shall mean rent paid by the Subtenant under the Sublease, including, without limitation, rent paid by the Subtenant under SECTION 2 of the Sublease, whether or not such payments are expressly characterized as constituting "rent."

      "BENEFICIAL OWNER" shall mean with respect to a Global Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the


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books of a Person maintaining an account with such Depository (directly as a
Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository). The Trustee shall have the right to require, as a condition to acknowledging the status of any Person as a Beneficial Owner under this Agreement, that such Person provide evidence at its expense of its status as a Beneficial Owner hereunder.

      "BORROWER" shall mean PSL, and any Transferee thereof under a Permitted Transfer (as such terms are defined in the Mortgage).

      "BUSINESS DAY" shall mean any day other than (a) a Saturday or Sunday, or
(b) a day on which banking institutions in the states of New York or Utah are authorized or obligated by law or executive order to be closed.

      "CASUALTY" shall mean any act or occurrence of any kind or nature resulting in damage, loss or destruction to the Mortgaged Property.

      "CERTIFICATE" shall mean any one of the certificates executed and authenticated by the Trustee, substantially in the form of EXHIBIT A hereto.

      "CERTIFICATE ACCOUNT" shall mean the account or accounts created and maintained pursuant to SECTION 4.01(a).

      "CERTIFICATE PRINCIPAL BALANCE" shall mean with respect to the Certificates on any date of determination thereof, an amount equal to (a) the Original Certificate Principal Balance, reduced by (b) the sum of (i) the principal portion of each Scheduled Payment actually made on and with respect to the Certificates and (ii) the principal portion of each Realized Loss Payment and the Foreclosure Proceeds, which are received on and with respect to the Certificates.

      "CERTIFICATE PURCHASE AGREEMENT" shall mean the Certificate Purchase Agreement dated as of June 20, 2001, among the Seller, the Trustee and the purchasers identified therein.

      "CERTIFICATE REDEMPTION DATE" shall have the meaning specified in SECTION 11.03.

      "CERTIFICATEHOLDER" shall mean the Person in whose name a Certificate is registered in the Register.

      "CLEARSTREAM" shall mean Clearstream Banking, societe anonyme, or its successor.

      "CLOSING DATE" shall mean June 20, 2001.

      "CODE" shall have the meaning specified in SECTION 7.04.

      "COMMISSION" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended.

      "CORPORATE TRUST OFFICE" shall mean the office of the Trustee in the city at which at any particular time its corporate trust business shall be principally administered which as of the


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Closing Date is located at Wells Fargo Bank Northwest, N.A., MAC U1254-031, 79
South Main Street, Salt Lake City, UT 84111 Attn: Corporate Trust Services.

      "DEFEASANCE DEPOSIT" shall have the meaning assigned thereto in the Mortgage Note.

      "DEPOSITORY" or "DTC" shall mean the Depository Trust Company or a successor appointed by the Transfer Agent and Registrar (which appointment shall be at the direction of the Depositor if the Depositor is legally able to do so).

      "DEPOSITORY PARTICIPANT" shall mean a Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      "DIRECTION" shall have the meaning specified in SECTION 1.04(c).

      "DISTRIBUTION COMPLIANCE PERIOD" shall mean July 30, 2001.

      "DISTRIBUTION DATE" shall mean with respect to distributions of Scheduled Payments, the 15th day (or if such 1st day is not a Business Day, the next succeeding Business Day) of each December and June, starting with December 15, 2001, for so long as the Certificates are outstanding.

      "ELIGIBLE ACCOUNT" shall mean an account with the Trustee, or with the trust department of a commercial bank or with any banking institution the long term debt rating of which is at least "A" as ascribed by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or "A2" as ascribed by Moody's Investors Service, Inc., and is an FDIC insured institution.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "EUROCLEAR" shall mean the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, as operator of the Euroclear System, or its successor in such capacity.

      "EVENT OF DEFAULT" shall mean an event described in SECTION 5.01.

      "FORECLOSURE EVENT" shall mean the exercise of remedies under the Mortgage including, without limitation, any prepayment of the Mortgage Loan during the continuation of an Event of Default under the Mortgage Note, or the foreclosure or liquidation of the Mortgage Loan upon an Event of Default, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

      "FORECLOSURE PROCEEDS" shall mean all cash and other consideration received in connection with a Foreclosure Event net of all reasonable expenses incurred in connection therewith.

      "FRACTIONAL UNDIVIDED INTEREST" shall mean the fractional undivided interest in the Trust that is evidenced by a Certificate.


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      "GLOBAL CERTIFICATES" shall mean the collective reference to the
Restricted Global Certificates, the Temporary Global Certificates and the Regulation S Global Certificates.

      "HOLDER" shall mean a Certificateholder.

      "INDIVIDUAL CERTIFICATE" shall mean any Certificate in a definitive, fully registered physical form without interest coupons.

      "INSTITUTIONAL HOLDER" shall mean any of the following Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company, (d) any fraternal benefit society, (e) any pension, retirement or profit-sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the 1940 Act, (g) any small business investment company licensed under the Small Business Investment Advisers Act of 1958, as amended, (h) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the 1940 Act, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (j) any other entity all of the equity owners of which are Institutional Holders or (k) any other Person which may be within the definition of "qualified institutional buyer" as such term is used in Rule 144k as from time to time in effect, promulgated under the Securities Act.

      "INSURANCE PAYMENT EVENT" shall mean the payment under any lender's title, hazard or other insurance policy, including without limitation any payment in connection with a Casualty, other than the receipt of proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with and pursuant to the terms and provisions of the Mortgage.

      "INSURANCE PAYMENT PROCEEDS" shall mean all cash and other consideration received by the Trustee in connection with an Insurance Payment Event.

      "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended.

      "LATE CHARGE PAYMENT" shall mean all default interest, late charges and other payments made under the Mortgage Note as a result or consequence of any payment made thereunder after the due date thereof, including without limitation, interest imposed thereunder at the Default Rate (as defined in the Mortgage) or the maximum amount permitted by applicable law; PROVIDED, HOWEVER, that a "Late Charge Payment" shall not include such payments made under the Mortgage Note if such payments are paid in connection with a Foreclosure Event.

      "LATE CHARGE PAYMENT DISTRIBUTION DATE" shall mean the Business Day immediately succeeding the date of receipt by the Trustee of a Late Charge Payment.


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      "MAJORITY CERTIFICATEHOLDERS" shall mean, subject to SECTION 1.04(c), the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust.

      "SEMI-ANNUAL AMORTIZATION" shall have the meaning specified in SECTION 4.02(a).

      "MORTGAGE" shall mean that certain Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement effective June 20, 2001 from the Mortgagor, as amended or supplemented in accordance with its terms.

      "MORTGAGE FILE" shall mean the file of originally executed and delivered Mortgage Loan Documents maintained by the Trustee as part of the Trust Property which on the Closing Date shall include the items described on EXHIBIT D hereto.

      "MORTGAGE FILE CERTIFICATION" shall have the meaning assigned thereto in
SECTION 2.04.

      "MORTGAGE LOAN" shall mean the Mortgage Loan described on the Mortgage Loan Schedule, evidenced by the Mortgage Note, and secured, in part, by the Mortgage which is the subject of this Trust Agreement and includes, without limitation, the Mortgage File, Scheduled Payments, Special Payments and all other rights, benefits, proceeds and obligations arising from and in connection with the Mortgage Loan. The Mortgage Loan originally subject to this Trust Agreement is identified on the Mortgage Loan Schedule.

      "MORTGAGE LOAN DOCUMENTS" shall mean the mortgage documents listed in EXHIBIT D hereto pertaining to the Mortgage Loan, and any additional documents required to be included as Mortgage Loan Documents pursuant to this Trust Agreement.

      "MORTGAGE LOAN SCHEDULE" shall mean the schedule containing certain information regarding the Mortgage Loan and distributions on the Certificates substantially in the form attached hereto as EXHIBIT C.

      "MORTGAGE NOTE" or "NOTE" shall mean the note or other evidence of the indebtedness of the Mortgagor secured by the Mortgage.

      "MORTGAGE NOTICE" shall mean any notice, report, request, demand, certificate, statement, financial statement or other instrument or communication received by the Trustee under and pursuant to the terms of any Mortgage Loan Document from the Mortgagor or its representatives, trustees, owners or agents.

      "MORTGAGED PROPERTY" shall mean the property both real and otherwise, securing repayment of the debt evidenced by the Mortgage Note, consisting of property described in the Mortgage.

      "MORTGAGOR" shall mean the obligor on the Mortgage Note.

      "OPINION OF COUNSEL" shall mean a written opinion of legal counsel who may be such counsel as may be designated by the Person required to deliver or cause the delivery of such opinion whether or not such counsel is an employee of the Person required to deliver or cause the


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delivery of such opinion and who shall be reasonably acceptable to the recipient or recipients of such opinion.

      "ORIGINAL CERTIFICATE BALANCE" shall mean $300,000,000.

      "OUTSTANDING" when used with respect to Certificates, shall mean, as of any date of determination, all Certificates theretofore authenticated and delivered under this Trust Agreement, except:

            (a) Certificates theretofore cancelled by the Trustee; and

            (b) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Trust Agreement.

      "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PSL" shall mean Penn Station Leasing, LLC, a Delaware limited liability company, and its permitted successors and assignors.

      "REALIZED LOSS PAYMENT" shall mean all Insurance Payment Proceeds received by the Trustee relating to the Mortgaged Property.

      "REGISTER" shall mean the register maintained pursuant to SECTION 3.03.

      "REQUEST" shall have the meaning specified in SECTION 1.02.

      "REQUIRED CERTIFICATEHOLDERS" shall mean the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 66-2/3% in interest in the Trust.

      "RESPONSIBLE OFFICER" shall mean the chairman or vice-chairman of the board of directors or trustees, the chairman or vice-chairman of the executive or standing committee of the board of directors or trustees, the president, the chairman of the committee on trust matters, any vice-president, any second vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the comptroller and any assistant comptroller of the Trustee; and also means, with respect to a particular corporate trust matter, any duly authorized officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

      "SCHEDULED PAYMENT" shall mean with respect to a Distribution Date, the scheduled semi-annual payment of principal and/or interest on the Mortgage Note (other than the portion of any such payment which may constitute a Late Charge Payment or a Special Payment but including, without limitation, any such semi-annual payment which is made from a Defeasance Deposit) due from the Mortgagor on the related due date, which is payable by the Mortgagor from time-to-time under the terms of the Mortgage Note (as such may be modified from time-to-time following the Closing Date pursuant to the terms and conditions hereof) and applicable law.


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      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      "SELLER" shall mean A/P I Deposit Corporation, a Delaware corporation.

      "SPECIAL DISTRIBUTION DATE" shall mean the Business Day immediately succeeding the date of receipt by the Trustee of a Special Payment.

      "SPECIAL PAYMENT EVENT" shall mean an event which could give rise to the payment of a Special Payment.

      "SPECIAL PAYMENTS" with respect to the Mortgage Loan shall mean (a) Foreclosure Proceeds, (b) Insurance Payment Proceeds, and (c) any other payment of principal and/or interest on, or any other amount in respect of, the Mortgage Loan (other than Scheduled Payments and Late Charge Payments).

      "SPECIFIED INVESTMENTS" shall mean (a) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged, (b) obligations fully guaranteed by the United States of America, (c) federal funds, or demand or time deposits in, certificates of deposit issued by, or bankers' acceptances of, any depository institution, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $500,000,000 and whose long-term certificates of deposit are rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or "A" or better by Moody's Investors Service, Inc. (including the Trustee if such conditions are met), (d) repurchase agreements with any financial institution having a combined capital and surplus of at least $750,000,000 and whose long-term certificates of deposit are rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or "A" or better by Moody's Investors Service, Inc. fully collateralized by obligations of the type described in clauses (a) through (c) above; and (e) investments in any mutual fund, investment trust or other collective investment trust, the assets of which are limited to the investments specified in clauses (a) though (d) above, including any such funds or investment trusts as may be managed or administered by the Trustee or any of its affiliates; PROVIDED that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal funds from an entity described in (c) above; and PROVIDED FURTHER that no investment shall be eligible as a "Specified Investment" unless the final maturity is no later than the date that the monies invested are required to be used to make the payment required under Article IV of this Trust Agreement.

      "SUBLEASE" shall mean with respect to the Mortgaged Property, that certain Facility Sublease dated as of June 20, 2001, between PSL, as landlord, and the Subtenant, as tenant, and all exhibits, addenda and further amendments thereto.

      "SUBLEASE EVENT OF DEFAULT" shall mean any event of default under (and as defined in) the Sublease.

      "SUBLEASE NOTICE" shall mean any notice, report, request, demand, certificate, statement, financial statement or other instrument or communication received by the Trustee under and pursuant to the terms of the Sublease from the Subtenant or the Mortgagor, as the case may be.


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      "SUBTENANT" shall mean Amtrak, and its successors and assigns.

      "TRANSFER AGENT AND REGISTRAR" shall have the meaning specified in
SECTION 3.03(a) hereof and shall initially be the Trustee.

      "TRUST" shall mean the Amtrak/Pennsylvania Station Lease Finance Trust - 2001, created by this Trust Agreement, the estate of which consists of the Trust Property.

      "TRUST AGREEMENT" shall mean this Trust Agreement, including all exhibits and supplements hereto, and all amendments hereof and thereof.

      "TRUST PROPERTY" shall mean the Mortgage Loan held as the property of the Trust created hereby, all proceeds therefrom and all monies at any time paid thereon and all monies due and to become due thereunder, and all funds from time to time deposited in the Certificate Account and all proceeds therefrom.

      "TRUSTEE" shall mean the institution executing this Trust Agreement as Trustee, or its successor in interest, and any successor trustee appointed as provided herein.

      "TRUSTEE FEE DATE" shall mean June 15th in each year through and including the June 15th occurring immediately prior to the final distribution of amounts payable to the Certificateholders pursuant to this Agreement.

      "TRUSTEE'S LIENS" shall have the meaning specified in SECTION 6.15.

      "UCC-1 FINANCING STATEMENT" shall mean a UCC-1 Financing Statement filed in the appropriate public office to perfect the lien of the original holder of the Mortgage Loan on the Mortgaged Property.

      "YIELD MAINTENANCE PAYMENT" shall mean a payment in respect of a Make-Whole Premium (as defined in the Mortgage Loan).

      SECTION 1.02. CERTIFICATEHOLDERS' REQUEST. Upon any application or request by the Majority Certificateholders to the Trustee to take any action under any provision of this Trust Agreement, the Majority Certificateholders shall furnish to the Trustee an instrument in writing (a "REQUEST") describing the action such Certificateholders request the Trustee to take and, upon the Trustee's request, an Opinion of Counsel to the effect that such action is permitted under the terms of this Trust Agreement. The Trustee shall be entitled to rely on the genuineness of such Request as set forth in
SECTION 6.02(a) and shall be entitled to the indemnification provided by
SECTION 6.06(e) hereof when duly acting in accordance with any Request.

      SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Trust Agreement, they may, but need not, be consolidated and form one instrument.

      SECTION 1.04. ACTS OF HOLDERS.

      (a) Any direction, consent, waiver or other action provided by this Trust Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and conclusive in favor of the Trustee if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership or limited liability company, on behalf of such corporation, association, partnership or limited liability company, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

      (c) In determining whether the Holders of the requisite Fractional Undivided Interests of Certificates outstanding have given any direction, consent or waiver (a "DIRECTION") or any Request under this Trust Agreement, Certificates owned by the Subtenant, the Seller, the Trustee or any Affiliate of any such Person, if any, shall be disregarded and deemed not to be Outstanding under this Trust Agreement for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction or any such Request, only Certificates which the Trustee knows to be so owned by any of the aforementioned Persons shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is the Subtenant, the Seller, the Trustee, or any Affiliate of any such Persons and such pledgee provides adequate security or indemnity to the Trustee. Any Direction delivered by the Certificateholders shall be provided to the Trustee in writing.

      (d) Any Direction or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Certificate.

      (e) Except as otherwise provided in SECTION 1.04(c), Certificates owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Trust Agreement, without preference, priority, or distinction as among all of the Certificates.

                                   ARTICLE II
                  CONVEYANCE AND ACQUISITION OF TRUST PROPERTY;
                            ISSUANCE OF CERTIFICATES

      SECTION 2.01. CONVEYANCE OF TRUST PROPERTY.

      (a) The Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over, and otherwise convey to the Trustee without recourse all the right, title and interest of the Seller in and to the Trust Property for the benefit of the Certificateholders. The Seller covenants and agrees to take any such action as the Trustee may reasonably request to further convey any interest in any item of the Trust Property to the Trustee and to provide such further assurances as the Trustee may reasonably request to vest in this Trust all its right, title and interest in the Trust Property. The transfer of the Trust Property and the related rights and property accomplished hereby is absolute and, notwithstanding SECTION 12.10, is intended by the parties to constitute a sale.

      (b) In connection with such assignment, the Seller does hereby deliver to, and deposit with, the Trustee each of the documents or instruments with respect to the Mortgage Loan listed on EXHIBIT D which shall constitute the Mortgage File for the Mortgage Loan subject to SECTION 2.01(c).

      (c) Simultaneously with the sale of the Mortgage Loan, the Seller shall deliver to the Trustee the original of the Mortgage Note, properly endorsed to the Trust in the form set forth in EXHIBIT B. In addition, the Seller shall, promptly upon receipt thereof, deliver to the Trustee with respect to the Mortgage Loan: (i) the original recorded Mortgage; (ii) the original recorded Assignment of Leases and Rents and a copy of the original Sublease;
(iii) the original recorded UCC-1 Financing Statement; (iv) the original recorded Assignment of Mortgage to the Trustee; and (v) the original policy of title insurance.

      (d) The Seller shall promptly cause to be recorded, at its own expense in the appropriate public office for real property records, the Assignment of Mortgage, referred to in CLAUSE (c)(iv) above. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and cause such Assignment of Mortgage to be recorded and delivered in accordance with this SECTION 2.01.

      (e) The Seller shall deliver to the Trustee on the Closing Date a list setting forth, as of the Closing Date, the amount of the Base Rent payable pursuant to the Sublease conveyed to the Trustee under this Article II, attached hereto as EXHIBIT G.

      SECTION 2.02. ISSUANCE OF CERTIFICATES: ACQUISITION OF MORTGAGE LOANS. Upon direction of the Seller and the satisfaction of the closing conditions with respect to the purchase of the Mortgage Loan to be purchased on the Closing Date, the Trustee shall execute, authenticate and deliver Certificates on the Closing Date to the Seller or its designees equaling in the aggregate 100% of the Fractional Undivided Interest in the Trust, evidencing the entire ownership of the Trust. The Trustee shall execute, authenticate and deliver the Certificates on the Closing Date, in authorized denominations and in such Fractional Undivided Interests designated by the Seller, so as to result in the issuance by the Trust of Certificates in an aggregate equal to 100% of the Fractional Undivided Interest. Except as provided in SECTIONS 3.03 and 3.04, the Trustee shall not execute or deliver Certificates in an aggregate amount in excess of 100% of the Fractional Undivided Interest in the Trust.

      SECTION 2.03. ACCEPTANCE BY TRUSTEE. The Trustee, upon the execution and delivery of this Trust Agreement, acknowledges its receipt of the Mortgage Loan and the Mortgage File related thereto transferred to the Trust pursuant to SECTION 2.01 hereof and declares that the Trustee holds and will hold such Mortgage Loan and Mortgage File related thereto, together with all other property constituting the Trust Property, for the benefit of all present and future Certificateholders, upon the trusts herein set forth. By its payment for and acceptance of each Certificate issued to it hereunder, each initial Certificateholder thereby joins in the creation of the Trust and agrees to be bound by the terms of this Trust Agreement.

      SECTION 2.04. MORTGAGE FILE CERTIFICATION. Upon execution and delivery of this Trust Agreement, the Trustee shall examine the Mortgage File in its possession, and shall deliver to the Seller and the initial Certificateholders a certification (the "MORTGAGE FILE CERTIFICATION") in the form set forth as EXHIBIT E hereto. Within 120 days after the Closing Date, the Trustee shall provide a confirmation to the Seller of receipt or non-receipt of recorded Assignments of Mortgage and of those items described in the Mortgage File which were not delivered to the Trustee upon the execution and delivery of this Trust Agreement. In giving the certifications required above, the Trustee shall be under no obligation or duty to inspect, review or examine any such documents, instruments, securities or other papers to determine whether they or the signatures thereon are valid, legal, genuine, enforceable, in recordable form or appropriate for their represented purposes, or that they are other than what they purport to be on their face, or to determine whether any Mortgage File should include any assumption agreement, modification agreement, consolidation agreement, extension agreement, assignment of leases, UCC financing statement, guaranty, written assurance or substitution agreement or any other document or instrument not set forth in SECTION 2.01(c).

      The Trustee or its authorized agents shall retain possession and custody of the Mortgage File in accordance with and subject to the terms and conditions set forth herein.

      SECTION 2.05. LIMITATION OF POWERS. The Trust is constituted solely for the purpose of acquiring the Mortgage Loan, and, except as set forth herein, the Trustee is not authorized or empowered to substitute any other mortgage loans for the Mortgage Loan, to acquire any other investments or engage in any other activities and, in particular, notwithstanding any other provision in this Trust Agreement, the Trustee is not authorized or empowered to do anything that would cause the Trust to be classified as an association taxable as a corporation, as a taxable mortgage pool or otherwise to fail to qualify as a "grantor trust" as described in Sections 671 through 679 of the Code for federal income tax purposes.

      It is the intention of the parties hereto that this Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Agreement shall be interpreted to further this intention of the parties.

                                   ARTICLE III
                                THE CERTIFICATES

      SECTION 3.01. FORM, DENOMINATION AND EXECUTION OF CERTIFICATES.

      (a) The Certificates consist of Class A Certificates. The Certificates shall be in registered form without coupons and shall be substantially in the forms attached hereto as EXHIBITS A-1, A-2 AND A-3, respectively, with such omissions, variations and insertions as are permitted by this Trust Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities exchange on which the Certificates may be listed, or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Trustee or by the officer executing such Certificates, such determination by said officer to be evidenced by such officer signing the Certificates.

      The Certificates shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Certificates may be listed, all as determined by the officer executing such Certificates, as evidenced by such officer's execution of such Certificates.

      The Certificates shall be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof.

      (b) Class A Certificates to be issued in book-entry form and sold to Qualified Institutional Buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act or to Accredited Investors pursuant to Regulation D under the Securities Act will be represented by a permanent global Certificate, in fully registered form without interest coupons (each a "RESTRICTED GLOBAL CERTIFICATE"), substantially in the form set forth in EXHIBIT A-1, with such legends as may be applicable thereto as set forth in this Agreement, and shall be deposited on behalf of the purchasers of the Class A Certificates represented thereby with a custodian for DTC, and registered in the name of Cede & Co. as DTC's nominee, authenticated by the Trustee in the manner set forth in SECTION 3.01(h).

      (c) Class A Certificates to be offered and sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act, will initially be represented by a temporary global Certificate, in fully registered form without interest coupons (each a "TEMPORARY GLOBAL CERTIFICATE"), substantially in the form set forth in EXHIBIT A-2, which shall be deposited on behalf of the purchasers of the Class A Certificates represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, and for

Clearstream, authenticated by the Trustee in the manner set forth in SECTION 3.01(h). Interests in the Temporary Global Certificate will be exchangeable, in whole or in part, for interests in a permanent global Certificate, in fully registered form without interest coupons, substantially in the form of EXHIBIT A-3 (each a "REGULATION S GLOBAL CERTIFICATE"), in accordance with the provisions of the Temporary Global Certificate and this Agreement. Interests in the Regulation S Global Certificate will be exchangeable for Individual Certificates in accordance with the provisions of the Regulation S Global Certificate and this Agreement.

      The Global Certificates shall in all respects be entitled to the same benefits under this Agreement as Individual Certificates authenticated and delivered hereunder.

      The Global Certificates shall be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners shall hold interests in the Global Certificates through the book-entry facilities of the Depository in the minimum denominations and aggregate denominations and Classes as set forth above.

      (d) Except insofar as pertains to any Individual Certificate, the Registrar and Transfer Agent and the Trustee may for all purposes (including the making of payments due on the Global Certificates and the giving of notice to Holders thereof) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Beneficial Owners with respect to Global Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and the Depository Participants. Beneficial Owners of Global Certificates shall not be entitled to physical certificates for the Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of the Depository as Holder of the Global Certificates shall be handled in accordance with Applicable Procedures and shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Transfer Agent and Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Depositor and the Transfer Agent and Registrar, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold the Global Certificates for the account of the Beneficial Owners.

      (e) The Global Certificates (i) shall be delivered by the Transfer Agent and Registrar to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Trustee, and in either case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

            "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Transfer Agent and Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY

            TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      The Global Certificates may be deposited with such other Depository as the Transfer Agent and Registrar may from time to time designate (which designation shall be at the direction of the Depositor if the Depositor is legally able to do so), and shall bear such legend as may be appropriate.

      (f) If (i) the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able properly to discharge its responsibilities as Depository, and the Trustee is unable to locate a qualified successor, (ii) the Depositor or the Trustee, at its sole option, elects to terminate the book-entry system through the Depository with respect to all or any portion of any Class of Certificates or (iii) after the occurrence of an Event of Default, Beneficial Owners representing not less than a majority in Certificate Principal Balance of the Global Certificates then outstanding advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of Beneficial Owners, the Trustee shall notify all Beneficial Owners, through the Depository of the occurrence of such event and the availability of Individual Certificates to Beneficial Owners requesting them. Upon surrender to the Trustee of Global Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Individual Certificates. Neither the Trustee, the Transfer Agent and Registrar nor the Depositor shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions. Upon the issuance of Individual Certificates, the Trustee, the Transfer Agent and Registrar, and the Depositor shall recognize the Holders of Individual Certificates as Certificateholders hereunder.

      (g) If the Trustee or its agents has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Certificates, the Trustee may in its sole discretion determine that the Certificates represented by the Global Certificates shall no longer be represented by such Global Certificates. In such event, the Trustee or the Authenticating Agent will execute and authenticate and the Transfer Agent and Registrar will deliver, in exchange for such Global Certificates, Individual Certificates (and if the Trustee or the Certificate Custodian has in its possession Individual Certificates previously executed, the Authenticating Agent will authenticate and the Transfer Agent and Registrar will deliver such Certificates) in an aggregate principal amount equal to the principal amount of such Global Certificates.

      (h) The Certificates shall be executed on behalf of the Trustee by manual or facsimile signature of a Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trustee, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such office at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Trust Agreement, or be valid for any purposes, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in EXHIBIT A-1, A-2 or A-3 hereto executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      SECTION 3.02. AUTHENTICATION OF CERTIFICATES. The Trustee shall authenticate and deliver the Certificates on the Closing Date in accordance with the terms of SECTION 2.02.

      SECTION 3.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

      (a) The Trustee shall cause to be kept at its principal office a register (the "REGISTER") in which the Trustee shall provide for the registration, transfer, and exchange of Certificates as herein provided (the Trustee in such capacity, the "TRANSFER AGENT AND REGISTRAR"). The names and addresses of the Holders of the Certificates, the transfers of the Certificates and the names and addresses of the transferees of the Certificates shall be registered in the Register; PROVIDED, HOWEVER, in no event shall the Transfer Agent and Registrar be required to maintain in its certificate register the names of Beneficial Owners. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Transfer Agent and Registrar and the Trustee and any agent of any of them shall not be affected by any notice or knowledge to the contrary. An Individual Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Transfer Agent and Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements of this SECTION 3.03. Upon request of the Trustee, the Transfer Agent and Registrar shall provide the Trustee with the names, addresses and Fractional Undivided Interests of the Holders.

      Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office or such other office or agency as the Trustee may designate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Fractional Undivided Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at the office set forth in the immediately preceding paragraph. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (b) No transfer of any Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If any such transfer of a Certificate is to be made without registration or qualification, then, as a condition to the registration of any such transfer, the Transfer Agent and Registrar shall require, in order to assure compliance with such laws, receipt of either: (i) a certificate from such Certificateholder's prospective transferee substantially in the form attached as EXHIBIT F hereto; or (ii) an Opinion of Counsel reasonably satisfactory to the Transfer Agent and Registrar and the Seller to the effect that such transfer may be made without registration under the Securities Act and the Trust will not become an investment company within the meaning of the 1940 Act as a result of such transfer (which Opinion of Counsel shall not be an expense of the Trust or of the Seller or of the Trustee or of the Transfer Agent and Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based.

      The preceding provisions of this SECTION 3.03 notwithstanding:

                  (A) An owner of a beneficial interest in a Restricted Global
            Certificate may transfer such interest to a QIB, without the provision of written certification, if the transfer is in the form of a beneficial interest in a Restricted Global Certificate in a transaction pursuant to Rule l44A.

                  (B) An owner of a beneficial interest in a Restricted Global
            Certificate may transfer such interest in the form of a beneficial interest in the Regulation S Global Certificate only if such owner has provided the Trustee with written certification in the form of EXHIBIT F hereto that such transfer is being made in accordance with Regulation S; PROVIDED, HOWEVER, that if the exchange or transfer occurs prior to the expiration of the Distribution Compliance Period, the newly issued interest will be in the form of an interest in the Temporary Global Certificate and will be held through Euroclear or Clearstream.

                  (C) Prior to the expiration of the Distribution Compliance
            Period an owner of a beneficial interest in a Temporary Global Certificate may transfer such interest in the form of a beneficial interest in a Restricted Global Certificate only if such owner has provided the Trustee with written certification in the form of EXHIBIT F hereto to the effect that, among other things, the Certificates are being transferred to a Person whom the transferor reasonably believes is a QIB purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule l44A and in accordance with all applicable securities laws of the states of the United States and other jurisdictions. After the expiration of the Distribution Compliance Period, an owner of a beneficial interest in a Temporary Global Certificate or a Regulation S Global Certificate may exchange or transfer such interest in the form of a beneficial interest in a Restricted Global Certificate without the provision of a written certification but in compliance with the other requirements of the preceding sentence and based upon the representations of the transferee set forth in a Restricted Global Certificate. After the expiration of the Distribution Compliance Period, holders of beneficial interests in a Temporary Global Certificate may transfer such interests to interests in the Regulation S Global Certificate upon certification that the offer and sale are taking place outside the United States and the transferee is not a U.S. person. The Transferor shall notify the Trustee promptly of the expiration of the Distribution Compliance Period.

                  (D) An owner of a beneficial interest in a Temporary Global
            Certificate may transfer such interest in the form of a beneficial interest in the Temporary Global Certificate without the provision of written certification; PROVIDED, HOWEVER, that interests in the Temporary Global Certificates may be held only through Euroclear and Clearstream.

      None of the Seller, the Trustee or the Transfer Agent and Registrar is obligated to register or qualify the Certificates or the Trust under the Securities Act, the 1940 Act or any state securities law or to take any action not otherwise required under this Trust Agreement to permit the transfer of any Certificate without registration or qualification.

      As a condition to the purchase of any Certificate, each prospective transferee of a Certificate shall (A) make the representations and warranties set forth in Section 3.3 of the Certificate Purchase Agreement and (B) be deemed to have represented and shall represent that such prospective transferee is acquiring the Certificates for the purpose of investment and not with a view to the distribution thereof, and that such prospective transferee has no present intention of selling, negotiating or otherwise disposing of the Certificates; it being understood, however, that the disposition of such transferee's property shall at all times be and remain within its control. Each transfer of a Certificate shall be made in compliance with the terms and provisions of this
SECTION 3.03(b).

      SECTION 3.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar such security, indemnity or bond, as may be required by the Transfer Agent and Registrar to save it harmless, then, in the absence of notice to the Transfer Agent and Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Fractional Undivided Interest. If any original Certificateholder or any subsequent Institutional Holder with owned assets of at least $500,000,000 or a net worth of at least $25,000,000 is the owner of any such lost, stolen or destroyed Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Certificate other than the written agreement of such owner to indemnify the Transfer Agent and Registrar. In connection with the issuance of any new Certificate under this SECTION 3.04, the Transfer Agent and Registrar shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including

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

the fees and expenses of the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this SECTION 3.04 shall constitute conclusive evidence of the appropriate Fractional Undivided Interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 3.05. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee and the Transfer Agent and Registrar shall treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to SECTION 4.02 and for all other purposes whatsoever, and the Trustee shall not be affected by any notice to the contrary.

      SECTION 3.06. CANCELLATION. All Certificates surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person that is a party hereto other than the Trustee, be delivered by such Person to the Transfer Agent and Registrar for cancellation. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Trust Agreement. All cancelled Certificates held by the Transfer Agent and Registrar shall be destroyed.

      SECTION 3.07. LIMITATION OF LIABILITY FOR PAYMENTS. All payments or distributions made to Certificateholders under this Trust Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of ARTICLE IV of this Trust Agreement. Each Holder of a Certificate, by its acceptance of such Certificate, agrees that it will look solely to the distributions with respect to income and proceeds from the Trust Property to the extent available for distribution to the Holder thereof as provided in this Trust Agreement. Nothing in this Trust Agreement shall be construed as an agreement, or otherwise creating an obligation, of the Seller or the Trustee to pay any of the principal and interest due from time to time in respect of the Certificates if there is insufficient income or proceeds from the Trust Property.

      SECTION 3.08. DELIVERY OF RULE 144A INFORMATION. So long as the Certificates constitute "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act and the Seller is not subject to the information requirements of the Securities Exchange Act of 1934, as amended, the Holder or Beneficial Owner of any Certificate and any prospective purchaser of such Certificate or an interest therein designated by such Holder or Beneficial Owner, will have the right to obtain from the Seller and the Trustee information required under Rule 144A(d)(4) of the 1933 Act ("Rule 144A Information"). The Seller will be required to furnish to the Trustee, upon request, any such information in the possession of the Seller. The Trustee shall cooperate with the Seller in furnishing such information pursuant to this Section, but shall not be responsible for the sufficiency of the information so furnished, and shall not be obligated to deliver any Rule 144A Information under this SECTION 3.08 if such information is not in its possession.

                                   ARTICLE IV
                          DISTRIBUTIONS; STATEMENTS TO
                               CERTIFICATEHOLDERS

      SECTION 4.01. THE ACCOUNT.

      (a) The Trustee shall establish and maintain on behalf of the Certificateholders an Eligible Account designated as the "Certificate Account." The Trustee shall hold the Certificate Account in trust for the benefit of the Certificateholders and shall make withdrawals therefrom only as provided in this Trust Agreement. On each day when a Scheduled Payment is made under the Mortgage Note to the Trustee, as holder of the Mortgage Loan, the Trustee upon receipt shall promptly deposit the aggregate amount of such Scheduled Payment in the Certificate Account. In the event that any Scheduled Payment is made on and in respect of the Mortgage Loan prior to the due date thereof, such amount shall be deposited by the Trustee into the Certificate Account pursuant to the terms hereof and distributed on the Distribution Date to which such Scheduled Payment relates. Any investment earnings on such amounts in the Certificate Account shall be included in the Certificate Account and distributed pursuant to the terms of SECTION 4.02(a).

      (b) On each day when a Late Charge Payment is made under the Mortgage Note to the Trustee, as holder of the Mortgage Loan, the Trustee upon receipt shall promptly deposit the aggregate amount of such Late Charge Payment in the Certificate Account.

      (c) On each day when a Special Payment is made under the Mortgage Note to the Trustee, as holder of the Mortgage Loan, the Trustee upon receipt shall promptly deposit the aggregate amount of such Special Payment in the Certificate Account.

      (d) The Trustee shall distribute, promptly upon receipt, any indemnity payment received by it under and pursuant to the Mortgage Loan Documents or any other payment not required to be deposited in the Certificate Account directly to the Person entitled thereto. The Trustee may make withdrawals from the Certificate Account of funds deposited in such Certificate Account in error and distribute such funds directly to the Person entitled thereto.

      SECTION 4.02. DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT.

      (a) On each Distribution Date or as soon thereafter as the Trustee has received the payment of the Scheduled Payments due on the Mortgage Loan or otherwise due under the Mortgage, the Trustee shall withdraw (no later than one Business Day following receipt thereof if received after a Distribution
Date) from the Certificate Account the following amounts in the following priority: (i) to pay the Trustee in its individual capacity the net amount of compensation and other payments set forth in SECTION 4.02(b); (ii) thereafter, to distribute to the Certificateholders the amounts remaining on deposit in the Certificate Account following payment of the Trustee compensation set forth in clause (i) above. There shall be so distributed to each Certificateholder such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of such amount to be so distributed in the manner and method and to the account of such Certificateholder as set forth in SECTION 4.05.

      (b) The Trustee shall distribute on each Trustee Fee Date to the Trustee in its individual capacity as compensation for its administration of the Trust Property in the ordinary course of its duties set forth herein, the Annual Trustee Fee less any amounts distributed to the Trustee in the prior twelve months in respect of earnings from amounts in the Certificate Account invested pursuant to SECTION 4.04.

      (c) On each Late Charge Payment Distribution Date with respect to any Late Charge Payment, the Trustee shall distribute to the Certificateholders out of the Certificate Account the entire amount deposited therein pursuant to SECTION 4.01(b). There shall be so distributed to each Certificateholder such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount of Late Charge Payments in the Certificate Account in the manner and method and to the account of such Certificateholder as set forth in SECTION 4.05.

      (d) On each Special Distribution Date with respect to any Special Payment, the Trustee shall distribute out of the Certificate Account the entire amount of such Special Payment deposited therein pursuant to SECTION 4.01(c) pursuant to the terms of this SECTION 4.02(d). There shall be so distributed to the Trustee (prior to any distribution under this SECTION 4.02(d) to the Certificateholders) an amount equal to the costs and expenses incurred by it under and pursuant to SECTION 6.06(a)(ii) and, if applicable,
SECTION 6.06(b), (c), (d) and (e). Thereafter, the funds remaining of any Special Payment shall be so distributed to each Certificateholder in amounts equal to such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount remaining of such Special Payment in the manner and method and to the account of such Certificateholder as set forth in SECTION 4.05.

      (e) The Seller shall provide the Trustee with the information contained on
SCHEDULE 2 to EXHIBIT C electronically in a timely manner. If the Mortgage Loan is prepaid or its principal balance reduced prior to the maturity date thereof, the Seller shall prepare a substitute SCHEDULE 2 to EXHIBIT C in a timely manner and deliver such information to the Trustee both electronically and by mail.

      SECTION 4.03. SPECIAL PAYMENTS AND ADJUSTMENT TO AGGREGATE SUBTENANT RENTAL PAYMENTS. The Trustee shall cause notice of each Special Payment to be forwarded to each Certificateholder in the manner and method as set forth in
SECTION 12.03. Such notice shall be forwarded as soon as practicable after the Trustee has received a Special Payment or otherwise has become aware that a Special Payment is to be made by the Mortgagor. Notices made by the Trustee pursuant to this SECTION 4.03 shall set forth:

            (i) the Special Distribution Date;

            (ii) the outstanding principal amount of the Mortgage Note;

            (iii) the amount of the Special Payment for each Certificateholder;

            (iv) the reason for the Special Payment; and

            (v) if applicable, a copy of the report described in this SECTION 4.03.

      SECTION 4.04. INVESTMENT OF AMOUNTS HELD BY TRUSTEE. Any money received by the Trustee pursuant to this Article IV representing a payment which is not to be promptly distributed shall be held by the Trustee as part of the Trust Property and shall be invested, to the extent practicable, by the Trustee from time to time in Specified Investments (to the extent such investments are reasonably available). Any investment made in Specified Investments pursuant to this SECTION 4.04 shall be in such Specified Investments having maturities not later than the date that such moneys are required to be used to make the payment required under this ARTICLE IV on the applicable date of such payment and the Trustee shall hold any such Specified Investments until maturity. The Trustee shall have no liability with respect to any loss resulting from any investment made by it pursuant to this SECTION 4.04, other than by reason of its willful misconduct or gross negligence (or ordinary negligence in connection with the handling of funds). All income and earnings from such investments net of the Trustee's reasonable actual expenses in making such investment, shall be retained by the Trustee and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. If any default occurs in the making of a payment due under any Specified Investment, or if a default occurs in any other performance required under any Specified Investment, the Trustee shall provide notice thereof to the Certificateholders and may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

      SECTION 4.05. PAYMENT OF THE CERTIFICATES.

      (a) All amounts payable on and with respect to the Certificates shall be payable at the principal office of the Trustee, in lawful money of the United States of America.

      (b) Notwithstanding the provisions of the preceding paragraph (a), if any Holder of the Certificates provides written notice to the Trustee (such written notice from each Holder described on SCHEDULE 1 to the Certificate Purchase Agreement shall be deemed to have been delivered pursuant to this
SECTION 4.05(b)) stating that the provisions of this SECTION 4.05(b) shall apply, the Trustee shall make all payments on and with respect to the Certificates before 2:00 P.M. New York, New York time on the date of scheduled payment therefor by wire transfer of immediately available federal funds to such bank in the continental United States as set forth in SCHEDULE 1 to the Certificate Purchase Agreement in the case of the Holders described therein or as shall be specified in writing to the Trustee by any other Holder. All payments so made shall be valid and effectual to satisfy and discharge the liability upon such Certificate to the extent of the sums so paid. The Trustee is authorized to act in accordance with the foregoing provisions and shall not be liable or responsible to any such Holder for any act or omission on the part of such Holder in connection therewith.

                                    ARTICLE V
                                     DEFAULT

      SECTION 5.01. EVENTS OF DEFAULT. If any default beyond applicable notice and grace periods under the terms of the Mortgage (an "EVENT OF DEFAULT") shall occur and be continuing, then, and in each and every case, so long as such Event of Default shall be continuing, the Trustee may, and upon the direction of the Majority Certificateholders shall, declare the unpaid principal amount of the Mortgage Loan and accrued interest thereon to be due and payable under, and in accordance with the provisions of, the Mortgage. Notwithstanding anything to the contrary provided in this SECTION 5.01, upon an Event of Default specified in SECTION 7.1.5 of the Mortgage, the unpaid principal amount of the Mortgage Loan and accrued interest thereon shall be automatically due and payable thereunder. In addition, if an Event of Default shall have occurred and be continuing under the Mortgage, the Trustee may, or upon the direction of the Majority Certificateholders, the Trustee (or an agent of the Trustee engaged by the Trustee selected with the consent of the Majority Certificateholder) shall, in accordance with the Mortgage, exercise the remedies provided in SECTION 4 of the Mortgage.

      In addition, after an Event of Default shall have occurred and be continuing, upon the direction of the Majority Certificateholders, the Trustee shall, by such officer or agent as it may appoint, sell, convey, transfer and deliver the Mortgage Loan, without recourse to or warranty by the Trustee or any Certificateholder, to any Person. In any such case, the Trustee shall sell, assign, contract to sell or otherwise dispose of and deliver the Mortgage Loan in one or more lots at public or private sale or sales, at any location or locations as directed by the Majority Certificateholders, all upon such terms and conditions as the Majority Certificateholders may reasonably deem advisable and at such prices as the Majority Certificateholders may reasonably deem advisable, for cash. The Trustee shall give notice to the Certificateholders promptly after any such sale.

      SECTION 5.02. INCIDENTS OF SALE OF MORTGAGE LOAN. Upon any sale of all or any part of the Mortgage Loan made either under the power of sale given under this Trust Agreement or otherwise for the enforcement of this Trust Agreement, the following shall be applicable:

      (a) CERTIFICATEHOLDERS AND TRUSTEE MAY PURCHASE THE MORTGAGE LOAN. Any Certificateholder, the Seller, the Trustee in its individual or any other capacity or any other Person may bid for and purchase the Mortgage Loan, and upon compliance with the terms of sale, may hold, retain, possess and dispose of the Mortgage Loan in their or its or his own absolute right without further accountability.

      (b) RECEIPT OF TRUSTEE SHALL DISCHARGE PURCHASER. The receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or his personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

      (c) APPLICATION OF MONEYS RECEIVED UPON SALE. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Trust Agreement or otherwise for the enforcement of this Trust Agreement, shall be applied as provided in SECTION 4.02(d).

      SECTION 5.03. JUDICIAL PROCEEDINGS INSTITUTED BY TRUSTEE.

      (a) TRUSTEE MAY BRING SUIT. If there shall be a failure to make payment of the principal of, premium, if any, or interest on the Mortgage Loan, or if there shall be any failure to pay Base Rent under the Sublease when due and payable, then the Trustee shall be, to the extent permitted by and in accordance with the terms of the Mortgage Loan Documents, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Mortgage Loan or after consultation with Mortgagor (which consultation shall not be deemed to impair or affect in any way the exercise of any remedies with respect thereto) under the Sublease and shall, to the extent directed by the Majority Certificateholders and at the expense of the Trust, prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

      (b) TRUSTEE MAY FILE PROOFS OF CLAIM; APPOINTMENT OF TRUSTEE AS ATTORNEY-IN-FACT IN JUDICIAL PROCEEDINGS. The Trustee, as trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in both capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on the Mortgage Loan shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand to the relevant obligor for the payment of overdue principal, premium, if any, or interest on the Mortgage Loan), shall be entitled and empowered to and shall, to the extent directed by the Majority Certificateholders, file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Subtenant, the Mortgagor or the Seller, their respective creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Trust Agreement shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Certificateholder.

      SECTION 5.04. CONTROL BY CERTIFICATEHOLDERS. The Majority
Certificateholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Trust Agreement, including any right of the Trustee as holder of the Mortgage Loan, PROVIDED that:

            (a) such direction shall not be in conflict with any rule of law or with this Trust Agreement and would not involve the Trustee in personal liability or expense,

            (b) such direction shall not cause the Trustee to determine that the action so directed would be unjustly prejudicial to the Certificateholders not taking part in such direction,

            (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (d) the Majority Certificateholders shall have provided to the Trustee such indemnity for the reasonable costs, expenses and liability associated with any such action as the Trustee may reasonably require.

      If the Trustee shall not have received instructions or a Direction from the Majority Certificateholders with respect to the exercise of any remedy available to the Trustee or the exercise of any trust or power conferred on the Trustee under this Trust Agreement within 21 Business Days after request therefor from the Trustee, the Trustee shall, subject to instructions thereafter delivered by the Majority Certificateholders, take such action, or refrain from taking such action, and then shall use the same degree of care and skill in connection therewith as may be commercially reasonable under such circumstances.

      SECTION 5.05. WAIVER OF PAST DEFAULTS. The Majority Certificateholders may on behalf of all Certificateholders waive any past default hereunder and its consequences or may instruct the Trustee to waive any past default under the Mortgage Loan and its consequences, except a default:

            (a) in the deposit of any Scheduled Payment or Special Payment under SECTION 4.01 or in the distribution of any payment under SECTION
      4.02 on the Certificates, or

            (b) in the payment of the principal of, premium, if any, or interest on the Mortgage Loan unless such default is cured in full, or

            (c) in respect of a covenant or provision hereof which under ARTICLE IX hereof cannot be modified or amended without the consent of the Certificateholder of each Outstanding Certificate affected.

      Upon any such waiver, such default shall cease to exist with respect to this Trust Agreement, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Upon any such waiver, the Trustee shall waive such Event of Default under the Mortgage Loan.

      SECTION 5.06. RIGHT OF CERTIFICATEHOLDERS TO RECEIVE PAYMENTS NOT TO BE IMPAIRED. Anything in this Trust Agreement to the contrary notwithstanding, including, without limitation, SECTION 5.07 hereof, the right of any Certificateholder to receive distributions of payments required pursuant to
SECTION 4.02 hereof on the Certificates when due, or to institute suit for the enforcement of any such payment on or after the applicable Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

      SECTION 5.07. CERTIFICATEHOLDERS MAY NOT BRING SUIT EXCEPT UNDER CERTAIN CONDITIONS. A Certificateholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Trust Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Trust Agreement, unless:

            (a) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

            (b) the Majority Certificateholders shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in SECTION 6.02(d);

            (c) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 30 days after receipt of such notice, request and offer of indemnity; and

            (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Majority Certificateholders.

      It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatever hereunder or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property which is part of the Trust Property or the lien of the Mortgage on any property subject thereto or the rights of the Certificateholders, (ii) obtain or seek to obtain priority over or preference to any other such Holder or (iii) enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Trust Agreement.

      SECTION 5.08. REMEDIES CUMULATIVE. Every remedy given hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

                                   ARTICLE VI
                                   THE TRUSTEE

      SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES.

      (a) The Trustee undertakes (i) except during the continuance of an Event of Default actually known to the Trustee, to perform such duties as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee; and
(ii) while an Event of Default actually known to the Trustee shall have occurred and be continuing, to exercise such of the rights and powers as are vested in it by this Trust Agreement to the extent directed by the Majority Certificateholders, and to use the same degree of care and skill in connection therewith as may be commercially reasonable under such circumstances.

      (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any such certificate or opinion.

      (c) No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this SECTION 6.01(c) shall not be construed to limit the effect of SECTION 6.01(a);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders with which the Trustee is required by the provisions hereof to comply;

            (iv) if an Event of Default shall have occurred and is continuing, the Trustee shall not be under any obligation to take any action under this Trust Agreement which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it by the security afforded to it by the terms of this Trust Agreement, unless and until requested in writing so to do by the Majority Certificateholders and furnished, from time to time as it may require, with reasonable security and indemnity; and

            (v) if an Event of Default shall have occurred and is continuing, whenever it is provided in this Trust Agreement that the Trustee consent to any act or omission by any Person or that the Trustee exercise its discretion in any manner, the Trustee shall seek the written acquiescence of the Majority Certificateholders and, unless written evidence of such acquiescence has been received by the Trustee, it shall be fully justified in refusing so to consent or so to exercise its discretion.

      (d) Whether or not herein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      (e) ADDITIONAL DUTIES AND RESPONSIBILITIES. In order to secure and protect the Trust's interest in the Mortgage Loan and the interest of the Certificateholders therein, the Trustee shall, to the limited extent described herein, receive and disburse payments on the Mortgage Loan, make payments on the Certificates, serve as custodian of the Mortgage Loan Files and establish certain accounts as specified herein, and the Trustee shall collect, distribute and identify funds in respect of such additional funds solely in the manner it is directed. Notwithstanding the Trustee's performance of these functions, the Trustee's duties shall be performed solely for the benefit of the Certificateholders.

      (f) ADDITIONAL DOCUMENTS AND INSTRUMENTS TO BE HELD BY THE TRUSTEE. In addition to the Mortgage File held by the Trustee pursuant to the provisions of
Article II hereof, the Trustee shall within 90 days after the Closing Date, acknowledge receipt of each of the documents and instruments identified in EXHIBIT H annexed hereto and shall hold such documents and instruments for the benefit of the Certificateholders.

      SECTION 6.02. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in SECTION 6.01:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, Request, Direction, consent, order, bond, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) whenever in the administration of this Trust Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Direction of the Majority Certificateholders;

      (c) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

      (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Certificateholders pursuant to this Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction, and the right of the Trustee to perform any discretionary act enumerated in this Trust Agreement shall not be construed as a duty;

      (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, Request, Direction, consent, order, bond, debenture or other paper or document; and

      (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      SECTION 6.03. NOT RESPONSIBLE FOR RECITALS, CERTIFICATES OR MORTGAGE LOAN. The recitals contained herein and in the Certificates, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correct Section Subject to SECTION 6.13, the Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, the Mortgage Loan Documents, the Mortgage Loan or the Certificates, except that the Trustee hereby represents and warrants that this Trust Agreement has been, and each Certificate will be, executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

      The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Mortgage, the Mortgage Loan, or the Sublease, or the perfection and priority of any item of the Trust Property (other than filings required by SECTION 7.03) or the maintenance of any such perfection and priority (other than filings required by SECTION 7.03) or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement, including, without limitation: the existence, condition and ownership of the Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of the Mortgage Loan to the Trustee or of any intervening assignment; the completeness of the Mortgage Loan; the performance or enforcement of the Mortgage Loan; the compliance by the Seller or any other Person (other than the Trustee) with any warranty or representation made under this Trust Agreement or in any related document or the accuracy of any such warranty or representation;

the acts or omissions of the Seller or the Mortgagor; or any action by the Trustee taken at the instruction of the requisite percentage of Certificateholders.

      SECTION 6.04. MAY HOLD CERTIFICATES. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates. Furthermore, the Trustee may transact any banking or trust business with the Seller or any of its respective affiliates.

      SECTION 6.05. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law and the Trustee shall not have any liability for interest upon any such moneys except as provided for herein.

      SECTION 6.06. COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION.

      (a) The Trustee agrees:

            (i) to pay, or cause to be paid, out of the Trust Property to itself in its individual capacity in accordance with the terms and provisions of SECTION 4.02, the Annual Trustee Fee for all services rendered by it hereunder in the ordinary course of the administration of the Trust other than services described in clause (b) below (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

            (ii) except as otherwise expressly provided herein, after the occurrence of an Event of Default or a Special Payment Event, to reimburse, or cause to be reimbursed from monies on deposit in the Certificate Account, the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Trust Agreement relating to the administration of that portion of the Trust by the Trustee which is the subject of an Event of Default or a Special Payment Event (including the reasonable compensation and the expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may reasonably employ in connection with the exercise and performance of its powers and duties in connection therewith), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in SECTION 6.13; PROVIDED that it is understood and agreed that the Trustee shall have a lien prior to the Certificates upon funds held in the Certificate Account for such permitted costs and expenses.

      (b) Any Opinion of Counsel which is requested by the Trustee (i) prior to the occurrence of an Event of Default shall be delivered at the expense of the Trustee and (ii) after the occurrence and continuation of an Event of Default shall be delivered at the expense of the Trust and paid for in accordance with the terms and provisions of SECTION 4.02(d).

      (c) Prior to the occurrence and continuance of an Event of Default, all Uniform Commercial Code filings described in SECTIONS 7.03 and 12.10(b) shall be made at the expense of the Trustee and after the occurrence and continuance of an Event of Default, such filings shall be made at the expense of the Trust.

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

      (d) In addition, the Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, all property and funds held or collected by the Trustee in its capacity as Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of the Trust created hereby (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. If the Trustee reimburses itself for any such tax it will within 30 days mail a brief report setting forth the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

      (e) The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Property and held harmless against any claim, loss, liability or expense (including reasonable attorneys' fees and expenses) incurred in connection with any claim or legal action, including any pending or threatened claim or legal action relating to the acceptance or administration of its trusts and duties hereunder or the Certificates, other than (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing its routine duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne by the Trustee pursuant to the terms hereof, or (iv) any claim, loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder or by reason of its failure to use ordinary care in receiving, handling or disbursing funds, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein or in the Certificate Purchase Agreement. The provisions of this SECTION 6.06(e) survive the termination of this Trust Agreement or the resignation or removal of the Trustee hereunder.

      (f) It is understood and agreed by the Seller and the Certificateholders that the payment of the compensation, fees and expenses of the Trustee pursuant to the terms and conditions of this SECTION 6.06 shall have the right of payment prior to the payments hereunder to the Certificateholders.

      SECTION 6.07. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      (a) There shall at all times be a Trustee hereunder which shall be an institution organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital, surplus and undivided profits of at least $250,000,000 (or the obligations and liabilities of which are irrevocably and unconditionally guaranteed by an affiliated Person having a combined capital, surplus and undivided profits of at least $250,000,000), and subject to supervision or examination by federal or state authority. In addition to the foregoing, the Trustee shall be a bank (as such term is defined in the 1940
Act). If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital, surplus and undivided profits of such institution shall be deemed to be its combined capital, surplus and undivided profits as set forth in its most recent report of condition so published.

      (b) The Trustee shall at no time, directly or indirectly, through one or more intermediaries, control, be controlled by, or be under common control with, the Trust or with any person involved in the organization or operation of the Trust.

      (c) The Trustee shall at no time offer or provide credit or credit enhancement to the Trust.

      (d) If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 6.08. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under SECTION 6.09.

      (b) The Trustee may resign at any time by giving written notice thereof to the Certificateholders and the Seller. If an instrument of acceptance by a successor trustee shall not have been delivered to the Certificateholders within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (c) The Trustee may be removed at any time by Act of the Majority Certificateholders delivered to the Trustee for cause or by Act of the Required Certificateholders without cause. Such Act shall specify the date when such removal shall take effect, but in no event shall the date of such removal be sooner than 30 days following notice to the Trustee.

      (d) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax (as hereinafter defined) which has been or is likely to be asserted, the Trustee shall promptly notify the Certificateholders thereof and shall, within 30 days of such notification, resign hereunder unless within such 30-day period the Trustee shall have received notice that the Certificateholders have agreed to pay such tax. The Majority Certificateholders shall promptly appoint a successor trustee in a jurisdiction where there are no Avoidable Taxes. As used herein an "AVOIDABLE TAX" means a state or local tax: (i) upon
(A) the Trust, (B) the Trust Property, (C) Holders of the Certificates or (D) the Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an "Avoidable Tax" if the Certificateholders shall have agreed to pay, and shall pay, such tax.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason, the Majority Certificateholders shall promptly appoint a successor trustee. The successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the Trustee. If no successor trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, any Certificateholder who has been a bona fide Holder of a Certificate for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

      (f) The successor trustee shall give notice of the resignation and removal of the Trustee and appointment of the successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Seller and the Holders of Certificates as their names and addresses appear in the Register. Each notice shall include the name of such successor trustee and the address of its corporate trust office which shall be the Corporate Trust Office.

      SECTION 6.09. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Certificateholders and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the successor trustee and at its expense, such retiring Trustee shall execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in SECTION
6.06. Upon request of any such successor trustee and at the successor trustee's expense, the retiring Trustee and such successor trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor trustee all such rights, powers and trusts.

      No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

      SECTION 6.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor trustee had itself authenticated such Certificates.

      SECTION 6.11. MONEY FOR CERTIFICATE PAYMENTS TO BE HELD IN TRUST. All moneys deposited with the Trustee for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Holders of the Certificates entitled to such payment. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders of the Certificates with respect to which such money was deposited.

      SECTION 6.12. REGISTRATION OF MORTGAGE LOAN IN TRUSTEE'S NAME. The Trustee agrees that the Mortgage Loan and Specified Investments, if any, shall be held in the name of the Trustee or its nominee and held by the Trustee, or, if not so held, the Trustee or its nominee shall be reflected as the owner of the Specified Investments, as the case may be, in the register of the issuer of such Specified Investments. In no event shall the Trustee knowingly invest in, or hold, the Mortgage Loan or Specified Investments in a manner that would cause the Trust not to have the ownership interest in the Mortgage Loan or Specified Investments under the applicable provisions of the Uniform Commercial Code in effect where the Trustee holds the Mortgage Loan or Specified Investments, or other applicable law then in effect.

      SECTION 6.13. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee hereby represents and warrants that:

            (a) the Trustee is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

            (b) the Trustee has full power, authority and legal right under the laws of the United States pertaining to its banking and trust powers to execute, deliver, and perform this Trust Agreement and the Certificate Purchase Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Trust Agreement and the Certificate Purchase Agreement;

            (c) the execution, delivery and performance by the Trustee of this Trust Agreement and the Certificate Purchase Agreement will not contravene any law, rule or regulation of the State of Utah or any United States governmental authority or agency regulating the Trustee's banking or trust powers or any judgment or order applicable to or binding on the Trustee and will not contravene or result in any breach of, or constitute a default under, the Trustee's articles of association or by-laws or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound;

            (d) the execution, delivery and performance by the Trustee of this Trust Agreement and the Certificate Purchase Agreement will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States or Utah governmental authority or agency regulating the banking and trust activities of the Trustee;

            (e) this Trust Agreement and the Certificate Purchase Agreement have been duly executed and delivered by the Trustee and constitute the legal, valid, and binding agreements of the Trustee, enforceable in accordance with their respective terms, PROVIDED that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity; and

            (f) the Trustee does not control, is not controlled by and is not under common control with, directly or indirectly through one or more of its intermediaries, the Trust or with any person involved in the organization or operation of the Trust; and the Trustee has not offered or provided credit or credit enhancement to the Trust.

      SECTION 6.14. WITHHOLDING TAXES; INFORMATION REPORTING. The Trustee, as trustee of a grantor trust, shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due hereunder or under the Certificates any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Certificates, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each holder of a Certificate appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law.

      SECTION 6.15. TRUSTEE'S LIENS. The Trustee, in its individual capacity, agrees that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("TRUSTEE'S LIENS") on or with respect to the Trust Property which is either (a) attributable to the Trustee in its individual capacity and which is unrelated to the transactions contemplated by this Trust Agreement, the Certificate Purchase Agreement or the other Mortgage Loan Documents, or (b) attributable to the Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions of or by the Trustee which are prohibited by this Trust Agreement.

      SECTION 6.16. CO-TRUSTEES. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Seller and the Trustee jointly shall have the power and shall execute and deliver all instruments, to appoint one or more Persons approved by the Trustee, to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity, such title to the Trust Property or any part thereof, and such rights, powers, duties, trusts or obligations as the Seller and the Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.

      No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 6.07 herein and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required. The fees and expenses of any co-trustee or separate trustee shall be an expense of the Trust. In the case of any appointment of a co-trustee or separate trustee pursuant to this
SECTION 6.16, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or successor to the Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder. The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee. Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this ARTICLE VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement and specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE VII
                 ADMINISTRATIVE RESPONSIBILITIES OF THE TRUSTEE

      SECTION 7.01. NOTICES AND REPORTS BY THE TRUSTEE.

      (a) NOTICE OF EVENT OF DEFAULT. In the event the Trustee shall have actual knowledge of an Event of Default, as promptly as practicable after, and in any event within three Business Days after the Trustee's actual knowledge of the occurrence of any such Event of Default, the Trustee shall transmit by facsimile to the extent that a valid telecopy number has been provided to the Trustee (with a confirmation copy by a recognized overnight delivery carrier) notice of such event to the Mortgagor and the Certificateholders. For all purposes of this Trust Agreement, in the absence of actual knowledge on the part of a Responsible Officer, the Trustee shall not be deemed to have knowledge of any Event of Default (except that upon the failure of a Subtenant to pay any installment of Base Rent under the Sublease when due, the Trustee shall be deemed to have knowledge of such Event of Default) unless notified in writing by a Certificateholder, the Mortgagor or the Subtenant.

      (b) NOTICE OF SUBLEASE EVENT OF DEFAULT. In the event the Trustee shall have actual knowledge of a Sublease Event of Default, as promptly as practicable after, and in any event within three Business Days after the Trustee's actual knowledge of the occurrence of any such Sublease Event of Default, the Trustee shall transmit by facsimile to the extent that a valid telecopy number has been provided to the Trustee (with a confirmation copy by a recognized overnight delivery carrier) notice of such event to the Mortgagor and the Certificateholders. For all purposes of this Trust Agreement, in the absence of actual knowledge on the part of a Responsible Officer, the Trustee shall not be deemed to have knowledge of any Sublease Event of Default (except the failure of the Subtenant to pay any installment of Base Rent under the Sublease when due, the Trustee shall be deemed to have knowledge of such Event of Default) unless notified in writing by a Certificateholder, the Mortgagor or the Subtenant.

      (c) NOTICE TO SUBTENANT UNDER THE SUBLEASE. The Trustee shall deliver a written notice to the Subtenant under the Sublease of the following events, in accordance with the notice provisions set forth in SECTION 6.4 of the Sublease, which notice shall specifically describe the action which is the subject of the notice:

            (i) if any installment of Base Rent or Additional Rent has not been received by the Trustee by the 10th Business Day after the date of the notice delivered by the Trustee; and

            (ii) on failure by the Subtenant to perform and observe, or a violation or breach of, any other provision of the Sublease of which the Trustee has actual knowledge.

      (d) NOTICE TO MORTGAGOR UNDER THE MORTGAGE LOAN DOCUMENTS. The Trustee shall promptly deliver a written notice to the Mortgagor under the Mortgage of the following events, in accordance with the notice provisions set forth in
SECTION 5.3 of the Mortgage, which notice shall specifically describe the action which is the subject of the notice:

            (i) within three (3) Business Days after it receives each Subtenant rental payment, the Trustee shall give a Semi-Annual Rent Receipt Notice in the form attached hereto as EXHIBIT I-1 to the parties named therein;

            (ii) if any installment of Base Rent has not been received by the Trustee by the date which is two (2) Business Days before the related Distribution Date;

            (iii) if any portion of the Debt (as defined in the Mortgage) has not been received by the Trustee on or before the due date therefor pursuant to the Mortgage and the Mortgage Note;

            (iv) if the Trustee has actual knowledge that any of the Taxes or Other Charges (as such terms are defined in the Mortgage) are due and payable pursuant to the Mortgage and are not paid prior to delinquency;

            (v) if the Trustee has actual knowledge that the Policies (as defined in the Mortgage) are not in full force and effect;

            (vi) if the Mortgagor breaches the provisions of SECTION 2.9 or 2.10 of the Mortgage and the Trustee has actual knowledge thereof;

            (vii) if the Mortgagor shall default in the observance or performance of any other term, covenant or condition of the Mortgage Note, the Mortgage, or any other Mortgage Loan Document and the Trustee has actual knowledge thereof;

            (viii) if the Mortgagor fails to remedy any such default described in CLAUSE (ix) above which pursuant to the terms of SECTION 4.1 of the Mortgage is permitted to be cured and the Mortgagor does not effectuate such cure within the terms of said SECTION 4.1 by the thirtieth day after the notice in clause (ix) above had been delivered pursuant to SECTION 4.1 of the Mortgage and the Trustee has actual knowledge of such failure to remedy or cure;

            (ix) if any Event of Default shall have occurred, the Trustee shall deliver a notice to the Mortgagor demanding payment by the Mortgagor of a sum equal to the Default Rate (as defined in the Mortgage Note) of the unpaid principal balance of the Mortgage Note as a default rate computed from the date of occurrence of such Event of Default to and including the date of the earlier to occur of the cure of such Event of Default or the actual receipt and collection of the Debt pursuant to the Mortgage Note.

      (e) SPECIFIED INVESTMENTS QUARTERLY REPORT. Upon request of any Certificateholder, the Trustee shall distribute to the Certificateholders written confirmation of the Specified Investments made by the Trustee during the fiscal quarter immediately preceding such request including the type and amount of such investment made and the earnings received therefrom.

      (f) COPIES OF SUBLEASE NOTICES AND MORTGAGE NOTICES. The Trustee will furnish or cause to be furnished to the Mortgagor and each Certificateholder promptly upon receipt thereof duplicates or copies of each Sublease Notice and each Mortgage Notice furnished to the Trustee under any Mortgage Loan Document to the extent the same shall not have been otherwise directly distributed to the Mortgagor and the Certificateholders, pursuant to the express provision of any Mortgage Loan Document.

      (g) RELIANCE. The Trustee shall be entitled to assume that all payments required to be made under the Mortgage Loan and the Sublease have been fully and timely made upon the Trustee's timely receipt of the full amount of the payment specified in EXHIBIT C to the Mortgage Loan.

      (h) REQUIRED DISCLOSURE TO CERTIFICATEHOLDERS AND PROSPECTIVE PURCHASERS OF CERTIFICATES. Upon the request of a Certificateholder, the Trustee shall provide to such Certificateholder and any prospective purchaser of such Certificates designated by the Certificateholder all information required under Rule 144A, as amended or interpreted by the Commission or other administrative or judicial body with competent jurisdiction, to assure the availability of the safe harbor provisions of that rule to the transactions contemplated by this Agreement and the Certificate Purchase Agreement; PROVIDED that such Certificateholder shall specify the information requested in detail and PROVIDED FURTHER that the Trustee shall only be required to provide such information if the Trustee has such information in its possession or it can be obtained by the Trustee without undue hardship. By way of example and without limiting the foregoing, such information may include descriptions of the terms of the Certificates and distributions thereon and information pertaining to the Mortgage Loan.

      SECTION 7.02. METHOD OF NOTICE. Unless otherwise specifically set forth, all notices and communications to be delivered by the Trustee pursuant to SECTION 7.01 to each Certificateholder shall be delivered in the manner provided in SECTION 12.03 to each Certificateholder at its address set forth in the Register.

      SECTION 7.03. UNIFORM COMMERCIAL CODE STATEMENTS. The Trustee shall file all filings necessary to maintain the effectiveness of the Uniform Commercial Code filings specifically described in SCHEDULE 3 to EXHIBIT C necessary under the Uniform Commercial Code as in effect in any relevant jurisdiction to continue perfection of the Trustee's ownership of and security interest in the Trust Property including, without limitation, the filings described in SECTION 12.10(b) hereof.

      SECTION 7.04. TAX RETURNS. The Trustee shall prepare and sign on behalf of the Trust and file in a timely manner with the appropriate governmental authorities any tax returns the Trust is required to file pursuant to applicable federal, state or local tax laws. To the extent authorized under the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder, each Holder of a Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any tax returns required to be filed on behalf of the Trust.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, upon request, to each Person who at any time during the calendar year was the Holder of a Certificate, a statement setting forth the amount of distributions with respect to principal and allocable to interest aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

      SECTION 7.05. COPIES OF MORTGAGE LOAN DOCUMENTS. Certificateholders may request a photocopy of any Mortgage Loan Document from the Trustee which photocopy will be provided by the Trustee at the expense of the Trustee. The Trustee shall provide such copies to the requesting Certificateholder within ten
(10) Business Days of the request thereof.

                                  ARTICLE VIII
                          SUPPLEMENTAL TRUST AGREEMENTS

      SECTION 8.01. SUPPLEMENTAL TRUST AGREEMENTS WITHOUT CONSENT OF CERTIFICATEHOLDERS. Without the consent of the Certificateholders, the Trustee (subject to SECTION 8.03) and the Seller shall, at any time and from time to time, enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Trust Agreement; PROVIDED that any such action shall not adversely affect the interests of the Certificateholders.

      SECTION 8.02. SUPPLEMENTAL TRUST AGREEMENTS WITH CONSENT OF CERTIFICATEHOLDERS. With the consent of or upon the Direction of the Majority Certificateholders, by Act of said Holders delivered to the Trustee and the Seller, the Trustee (subject to SECTION 8.03) and the Seller shall enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights and obligations of the Holders of the Certificates under this Trust Agreement PROVIDED, HOWEVER, that the Trustee shall not be required to execute or agree to any agreement that would create additional obligations or responsibilities of the Trustee without adequate compensation therefor and; PROVIDED FURTHER, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Certificate affected thereby:

            (a) except as expressly permitted by this Trust Agreement change in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Mortgage Loan or distributions that are required to be made herein on any Certificate, or change any date of payment on any Certificate, or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Distribution Date or Special Distribution Date applicable thereto; or

            (b) permit the disposition of the Mortgage Loan or the Trust Property except as permitted by this Trust Agreement, or otherwise deprive any Certificateholder of the benefit of the ownership of the Mortgage Loan or the Trust Property; or

            (c) reduce the percentage of the aggregate Fractional Undivided Interests of the Trust which is required for any such supplemental agreement, or reduce such percentage required for any waiver (of compliance with certain provisions of this Trust Agreement or certain defaults hereunder and their consequences) provided for in this Trust Agreement; or

            (d) reduce the percentage of the aggregate Fractional Undivided Interests of the Trust which is required to either (i) amend, modify, waive or supplement any of the Mortgage Loan Documents or (ii) direct the Trustee to initiate any of the remedies as provided in this Trust Agreement; or

            (e) modify any of the provisions of SECTION 2.05 or this SECTION
      8.02 or SECTION 5.05, except to increase any such percentage or to provide that certain other provisions of this Trust Agreement cannot be modified or waived without the consent of the Holder of each Outstanding Certificate.

      At least thirty days prior to the execution by the Trustee of any supplemental indenture or agreement pursuant to the provisions of Section
8.01 or SECTION 8.02, the Trustee shall give written notice, setting forth in general terms the substance of such supplemental indenture together with a copy thereof, mailed in the manner provided in SECTION 12.03 to each Certificateholder at its address set forth in the Register.

      SECTION 8.03. DOCUMENTS AFFECTING IMMUNITY OR INDEMNITY. If in the opinion of the Trustee any document required to be executed by it pursuant to the terms of SECTION 8.01 or SECTION 8.02 affects any interest, right, duty, immunity or indemnity in favor of the Trustee under this Trust Agreement, the Trustee may in its discretion decline to execute such document.

      SECTION 8.04. EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article or the modifications thereby of the trusts created by this Trust Agreement, the Trustee shall be entitled to receive, and (subject to SECTION 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Trust Agreement.

      SECTION 8.05. EFFECT OF SUPPLEMENTAL TRUST AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Trust Agreement shall be modified in accordance

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therewith, and such supplemental agreement shall form a part of this Trust
Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 8.06. REFERENCE IN CERTIFICATES TO SUPPLEMENTAL TRUST AGREEMENTS. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates after proper presentation and demand.

                                   ARTICLE IX
                      AMENDMENTS TO MORTGAGE LOAN DOCUMENTS

      SECTION 9.01. AMENDMENTS AND SUPPLEMENTS TO MORTGAGE LOAN DOCUMENTS. In the event that the Trustee, as holder of the Mortgage Loan in trust for the benefit of the Certificateholders, receives a request for a consent to any waiver, consent, amendment, modification, waiver or supplement under any Mortgage Loan Document, the Trustee shall promptly send a notice of such proposed consent, amendment, modification, waiver or supplement, to each Certificateholder. The Trustee shall request from the Certificateholders, Directions as to (a) whether or not to take or refrain from taking any action under such Mortgage Loan Document and, (b) whether or not to give or execute any waivers, consents, amendments, modifications or supplements to such Mortgage Loan Document. The Trustee shall take such action with respect to such Mortgage Loan Document as set forth in the Directions delivered by the Required Certificateholders; PROVIDED THAT the Trustee shall not be obligated to consent to any proposed consent, amendment, modification, waiver or supplement of any Mortgage Loan Document that would create any additional obligations or responsibilities of the Trustee.

                                    ARTICLE X
            TERMINATION OF TRUST; RELEASE OF MORTGAGE LOAN DOCUMENTS

      SECTION 10.01. TERMINATION OF THE TRUST. The respective obligations and responsibilities of the Trustee created hereby and the Trust created hereby shall terminate upon the final and irrevocable distribution to all Certificateholders of all amounts required to be distributed to them pursuant to this Trust Agreement and the Certificates and the payment of all other out-of-pocket and other expenses incurred by the Trustee or any of the Certificateholders in connection with the administration or enforcement of the Mortgage Loan Documents; PROVIDED, HOWEVER, that in no event shall the Trust created hereby continue beyond the expiration of 2l years from the death of the last survivor of the descendants of George Herbert Walker Bush, former President of the United States, living on the date of this Trust Agreement. Upon such payment and discharge, and the estate, right, title and interest of the Trustee and the Certificateholders therein shall thereupon cease, terminate and become void and shall be deemed released.

      SECTION 10.02. RELEASE OF MORTGAGE LOAN DOCUMENTS. DEFEASANCE DEPOSIT. If the Mortgage Note shall be defeased in accordance with and pursuant to the terms and conditions set forth therefor in the Mortgage Note, the Trustee shall, at the expense of the Mortgagor, do, execute, acknowledge and deliver each and every deed, conveyance, transfer and release necessary or proper to evidence the release of the Mortgage Loan Documents (other than the

Mortgage Note), whereupon the Mortgage Loan Documents (other than the Mortgage Note) shall be released from the Trust hereof.

                                   ARTICLE XI
                                   REDEMPTION

      SECTION 11.01. OPTIONAL AND MANDATORY REDEMPTION. Each Certificate shall be subject to mandatory redemption in whole or in part prior to maturity upon the following: (i) a prepayment of the Mortgage Note required by the occurrence of an Event of Loss or an Event of Eminent Domain; (ii) the prepayment of the Mortgage Note upon certain events resulting in the termination of the Sublease and acceleration of the Mortgage Loan, (iii) the prepayment of the Mortgage Note upon the occurrence of certain events of default with respect to the Mortgage Loan and an acceleration of the Mortgage Loan; and (iv) a voluntary prepayment of the Mortgage Note by the Borrower. A Yield Maintenance Payment will be payable in the event of a prepayment described in clauses (ii), (iii) and (iv) above.

      SECTION 11.02. PRO RATA REDEMPTION. Whenever the Certificates at any time outstanding are to be redeemed in part and not in full, the Certificates shall be redeemed on a pro rata basis based on the initial Certificate Principal Balance of each such Certificate. The Trustee is authorized to round to the nearest $1,000 the amount to be redeemed from each Holder.

      For purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Certificates shall relate, in the case of any Certificates redeemed or to be redeemed only in part, to the portion of the principal amount of such Certificates which has been or is to be redeemed.

      SECTION 11.03. NOTICE OF REDEMPTION. At least 5 days but not more than 30 days before a redemption of the Certificates, the Trustee shall mail or cause to be mailed, by first class mail, a notice of redemption to all Holders at their registered addresses.

      The notice shall state:

            (a) the Distribution Date on which the Certificates are to be redeemed (the "Certificate Redemption Date");

            (b) that, unless the Trustee defaults in making such redemption payment, interest on Certificates called for redemption ceases to accrue on and after the Certificate Redemption Date;

            (c) the aggregate principal amount of the Certificates that are being redeemed, the redemption price therefor and the portion of the principal amount of each Certificate to be redeemed in part, if any; and

            (d) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Certificates.

      For so long as the book-entry system through DTC is in effect with respect to the Certificates, the Trustee shall mail notices of redemption to DTC, its nominee or its successors.

      Any failure of DTC to convey any such notice to direct participants, any failure of direct participants to convey any such notice to any indirect participants or any failure of any direct participant or indirect participant to convey any such notice to any beneficial owner will not affect the validity of the redemption of the Certificates called for redemption.

      SECTION 11.04. EFFECT OF NOTICE OF COMPLETE REDEMPTION OF ALL OUTSTANDING CERTIFICATES, ETC.

            (a) Once notice of redemption is mailed in accordance with SECTION 11.03, Certificates called for redemption become due and payable on the Certificate Redemption Date.

            (b) On and after the Certificate Redemption Date, interest shall cease to accrue on the Certificates. If any Certificates called for redemption shall not be so paid upon surrender for redemption, interest shall be paid on the unpaid principal, from such Certificate Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Certificates.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

      SECTION 12.01. BENEFITS OF TRUST AGREEMENT. Nothing in this Trust Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Certificates, any benefit or any legal or equitable right, remedy or claim under this Trust Agreement.

      SECTION 12.02. CERTIFICATES NONASSESSABLE AND FULLY PAID; NO LEGAL TITLE TO TRUST PROPERTY IN CERTIFICATEHOLDERS. Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to SECTION
3.02 are and shall be deemed fully paid. No Certificateholder shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the Trust Property, the Trust established hereunder, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association. Any right expressly provided herein to the Certificateholders, including, without limitation, the right to vote shall be exercised by each Certificateholder in its own sole discretion.

      The Certificateholders shall not have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any right, title and interest of the Certificateholders in and to the Trust Property hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successor or transferee of the Certificateholder to an accounting or to the transfer to it of legal title to any part of the Trust Property.

      SECTION 12.03. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile) and telecopied, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or sent by courier, charges prepaid, for delivery at the following address (or at such other address as shall be designated by such party in a written notice to the other Persons listed below):

      (a)   if to the Seller, to

            A/P I Deposit Corporation
            do Global Securitization Services, LLC
            400 West Main Street
            Suite 338
            Babylon, New York 11702
            Attention:  President
            Telephone:  631.587.4700
            Facsimile No.:  212.302.8767

      (b)   if to the Trustee, to:

            Wells Fargo Bank Northwest, N.A.
            MAC U1254-03l
            79 South Main Street
            Salt Lake City, UT 84111
            Attention:  Corporate Trust Services
            Facsimile No.:  801.246.5053

      (c) if to a Certificateholder, to its address specified in SCHEDULE 1 to the Certificate Purchase Agreement.

      (d)   if to the Borrower:

            Penn Station Leasing LLC
            60 Massachusetts Avenue, N.E.
            Washington, D.C. 20002
            Attention:  Dale Stein
            Telephone:  202.906.3311
            Facsimile:  202.906.2174

            with a copy concurrently to:

            Latham & Watkins
            885 Third Avenue
            New York, NY  0022
            Attention:  Kevin C. Blauch, Esquire
            Telephone:  212.906.1241
            Facsimile:  212.751.4864

Unless otherwise stated herein, all such notices and communications shall be effective (i) if sent by courier, when delivered by hand on the day of delivery or (ii) if telecopied, when received

(provided such receipt is (A) verified by a telephone call to the recipient or (B) confirmed by a transmission report evidencing successful transmission).

      SECTION 12.04. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS APPLIED IN THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      SECTION 12.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or the Trust, or of the Certificates or the rights of the Holders thereof.

      SECTION 12.06. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 12.07. SUCCESSORS AND ASSIGNS. All covenants, agreements, representations and warranties in this Trust Agreement by the Trustee and the Seller shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

      SECTION 12.08. COUNTERPARTS. For the purpose of facilitating the execution of this Trust Agreement and for other purposes, this Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 12.09. TAX TREATMENT.

      (a) This Trust was formed, and shall be operated, solely for the purpose of protecting and conserving the Certificateholders respective beneficial interests in the Trust Property and is intended to qualify as a grantor trust for federal income tax purposes as described in Sections 671 through 679 of the Code. Nothing contained in this Trust Agreement shall authorize the Trustee to conduct business for profit on behalf of the Certificateholders or to reinvest payments received from the Mortgagor for the benefit of the Certificateholders under the Mortgage (other than the temporary investment of funds pending the scheduled distribution thereof to the Certificateholders as authorized by
ARTICLE IV).

      (b) For United States federal income tax purposes, it is the intention that the Mortgage Loan will be treated, and the Trustee, and each Certificateholder agrees to treat the Mortgage Loan, as direct indebtedness of the Borrower, and interest and other income arising thereunder shall be treated as from sources within the United States.

      SECTION 12.10. INTENTION OF PARTIES.

      (a) It is the express intent of the parties hereto that the conveyance of the Mortgage Loan and related property to the Trustee, for the benefit of the Certificateholders, by the Seller as provided in SECTION 2.01 be, and be construed as, an absolute sale of the Mortgage Loan and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loan and related property by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, such conveyance is held not to be an absolute sale of the Mortgage Loan or any related property, or the Mortgage Loan or any related property is for any other reason held to be the property of the Seller, then:

            (i) This Trust Agreement shall be deemed to be a security agreement;

            (ii) The conveyance provided for in SECTION 2.01 shall be deemed to be a grant by the Seller to the Trustee of, and the Seller hereby grants to the Trustee, for the benefit of the Certificateholders, a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and uncertificated securities consisting of, arising from or relating to any of the property described in CLAUSES (1)-(2) below: (1) the Mortgage Loan (including, without limitation, the Mortgage Note, the Mortgage, the related security agreements, and the related title, hazard and other insurance policies) identified on SCHEDULE 1 to the Mortgage Loan Schedule, together with all payments and other collections with respect thereto after the Closing Date (other than Scheduled Payments of principal and interest due on or before the Closing Date) and all other documents contained in the related Mortgage Files; and (2) the Certificate Account, including, without limitation, all funds and investments therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

                  (B) All accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in CLAUSE (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in CLAUSES (A) AND (B) above;

            (iii) The possession by the Trustee of the Mortgage Note, the Mortgage, the Sublease and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in each relevant jurisdiction; and

            (iv) Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

      (b) The Trustee shall, to the extent consistent with this Trust Agreement and upon Direction of the Majority Certificateholders or the Seller, take such reasonable actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the property described above, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Trust Agreement. The Trustee shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any relevant jurisdiction to perfect the Trustee's security interest in such property, including, without limitation, continuation statements. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

      (c) The Seller shall not take any action inconsistent with the Trust's ownership of the Mortgage Loan.

            IN WITNESS WHEREOF, the Seller and the Trustee have caused this Trust Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    WELLS FARGO BANK NORTHWEST, N.A., as
                                    Trustee

                                    By
                                       ---------------------------------------
                                       Name:    ARGE PAVLOS
                                             ---------------------------------
                                       Title:   TRUST OFFICER
                                             ---------------------------------

Accepted and agreed to as
of the date first written above.

                                    A/P I Deposit Corporation, as Seller


                                    By ________________________________
                                       Name:  Andrew L. Stidd
                                       Title: President